                                                                    Exhibit 99.1
                                                                    ------------

FOR IMMEDIATE RELEASE                        Contact:
                                             Jan A.  Sneed        (212) 546-2422
                                             Steven G. Felsher    (212) 546-2440


                             GREY GLOBAL GROUP INC.
                      REPORTS STRONG THIRD QUARTER RESULTS

New York,  New York - November 5, 2004--Grey  Global Group Inc.  (NASDAQ:
GREY) today  announced its results for the third quarter of 2004.

RESULTS
-------

Revenue
-------
Revenue for the third quarter was $358.0 million, an increase of 10.3% ($33.5 million) from the same quarter in 2003. For the nine months ended September 30, 2004, revenue was up $123.8 million, an increase of 13.1%. Revenue improved at both the Company's non-North American ("international") and North American operations. The increase was due, in part, to the continuing impact of a weaker dollar; on a constant currency basis, revenue was up 6.2% for the quarter and 6.6% for the nine months ended September 30, 2004. Revenue for the North American operations increased by 3.4% for the quarter and 7.1% for the nine months, with exchange rate movements having only a marginal impact. International operations reported a revenue increase of 16.1% for the quarter; absent the effect of the exchange rate movements, international revenue would have been up 8.6%. For the nine months ended September 30, 2004, international revenue increased 18.0% (6.6% absent exchange rate increases).

Income of Consolidated Companies before Taxes on Income ("pre-tax profit")
--------------------------------------------------------------------------
The Company reported pre-tax profit grew by 74.4% ($9.4 million) for the third quarter when compared to the corresponding quarter in 2003 and 69.4% ($24.8 million) for the nine months ended September 30, 2004. In the third quarter, the Company recognized $2.5 million of expenses in connection with the previously announced signing of an agreement to have the Company merge into WPP Group plc. and a loss of $1.8 million on the sale of its majority interest in APCO Worldwide Inc., part of the Company's public relations/affairs operations. Even after these charges, the Company's margins improved significantly. Comparisons to 2003 third quarter results are also affected by the absence of a $2.6 million reserve recorded last year in connection with the liquidation of a business in Europe.

Net Income/EPS
--------------
Net income was $10.3 million for the third quarter of 2004 and $27.4 million for the nine months ended September 30, 2004 compared with $4.6 million and $14.4 million for the corresponding periods in 2003.

Basic and diluted earnings per common share for the three months ended September 30, 2004 were $7.50 and $7.26, respectively, compared to $3.57 and $3.28 for the same quarter in 2003. Basic and diluted earnings were $20.05 and $19.44, respectively, for the nine months ended September 30, 2004 versus $10.30 and $9.45 in 2003.

GREY/2004
Page Two

                                    * * * * *

Grey Global Group ranks among the largest global communications companies in the world. Grey Global Group operates branded independent business units in many communications disciplines including general advertising, public relations/public affairs, direct marketing, internet communications, healthcare marketing, brand strategy and design, and on-line and off-line media services.

================================================================================

(Part of this announcement may contain forward-looking statements that involve risks and uncertainties, and actual results could differ materially from those projected in the forward-looking statements. The risks and uncertainties are detailed from time to time in reports filed with the Securities and Exchange Commission, including but not limited to the last section of the Management's Discussion and Analysis entitled "Forward Looking Statements" contained in the Company's most recent Form 10-K and in other filings.)

                                 (Charts follow)

GREY/2004
Page Three


          Grey Global Group Inc. and Consolidated Subsidiary Companies
                 Condensed Consolidated Statements of Operations

-------------------------------------------------------------------------------------------------------------
                                                                                     For the Three Months
                                                                                      Ended September 30
                                                                               ------------------------------
(in thousands, except share and per share data)                                     2004               2003
                                                                               ------------------------------
Revenue                                                                         $  358,025         $  324,487
Income of consolidated companies before taxes on income                             21,910             12,560
Provision for taxes on income                                                       10,652              6,405
Minority interest applicable to consolidated companies                              (1,191)            (1,577)
Equity in earnings of nonconsolidated  affiliated companies                            254                  5
                                                                                -----------------------------
Net income                                                                      $   10,321         $    4,583
                                                                                =============================
Weighted average number of common  shares outstanding
  - Basic                                                                        1,375,916          1,284,261
                                                                                =============================
  - Diluted                                                                      1,422,245          1,408,330
                                                                                =============================
Earnings  per common share (Notes 1 and 2)
  - Basic                                                                           $ 7.50             $ 3.57
                                                                                =============================
  - Diluted                                                                         $ 7.26             $3.28
                                                                                =============================

-------------------------------------------------------------------------------------------------------------
                                                                                     For the Nine Months
                                                                                     Ended September 30
                                                                               ------------------------------
(in thousands, except share and per share data)                                     2004               2003
                                                                               ------------------------------
 Revenue                                                                        $1,065,909         $  942,075

 Income of consolidated companies before taxes on income                            60,634             35,801
 Provision for taxes on income                                                      30,014             17,793
 Minority interest applicable to consolidated companies                             (3,990)            (4,029)
 Equity in earnings of nonconsolidated affiliated companies                            762                421
                                                                                -----------------------------
 Net income                                                                     $   27,392         $   14,400
                                                                                =============================
 Weighted average number of common shares outstanding
   - Basic                                                                       1,366,452          1,273,596
                                                                                =============================
   - Diluted                                                                     1,409,429          1,399,596
                                                                                =============================
 Earnings  per common share (Notes 1 and 2)
   - Basic                                                                          $20.05             $10.30
                                                                                =============================
   - Diluted                                                                        $19.44             $ 9.45
--------------------------------------------------------------------------------------------------------------

1. Earnings used in the computation of basic and diluted earnings per share in 2003 were reduced by the increase in value of the Company's Preferred Stock; the Preferred Stock was redeemed on April 7, 2004 at a value determined as at December 31, 2003 and, accordingly, there has been no such reduction after December 31, 2003.

2. After giving effect to amounts attributable to the assumed exercise of dilutive stock options and the effect of certain share grants pursuant to the Company's stock incentive plans.

GREY/2004
Page Four

          Grey Global Group Inc. and Consolidated Subsidiary Companies
                        Exchange Rate Effects on Revenue

-----------------------------------------------------------------------------------------------------------------
                                                          For the Three Months Ended September 30
                                                                       2004 vs. 2003
                                         ------------------------------------------------------------------------
                                                                           Non-Exchange Rate         Exchange Rate
                                                      Total Growth          Impacted Growth             Impact
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
Revenue from:
-----------------------------------------------------------------------------------------------------------------
  North American operations                                 3.4%                   3.2%                    0.2%
-----------------------------------------------------------------------------------------------------------------
  International  operations:
-----------------------------------------------------------------------------------------------------------------
     Europe                                                18.2%                   9.3%                    8.9%
-----------------------------------------------------------------------------------------------------------------
     Asia/Latin America                                    7.3%                    5.8%                    1.5%
-----------------------------------------------------------------------------------------------------------------
  Total International  operations                          16.1%                   8.6%                    7.5%
-----------------------------------------------------------------------------------------------------------------
Total Revenue                                              10.3%                   6.2%                    4.1%
-----------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------
                                                           For the Nine Months Ended September 30
                                                                       2004 vs. 2003
                                         ------------------------------------------------------------------------
                                                                           Non-Exchange Rate         Exchange Rate
                                                      Total Growth          Impacted Growth             Impact
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
Revenue from:
-----------------------------------------------------------------------------------------------------------------
  North American operations                                 7.1%                   6.6%                    0.5%
-----------------------------------------------------------------------------------------------------------------
  International operations:
-----------------------------------------------------------------------------------------------------------------
     Europe                                                19.0%                   6.0%                    13.0%
-----------------------------------------------------------------------------------------------------------------
     Asia/Latin America                                    13.4%                   9.1%                    4.3%
-----------------------------------------------------------------------------------------------------------------
  Total International operations                           18.0%                   6.6%                    11.4%
-----------------------------------------------------------------------------------------------------------------
Total Revenue                                              13.1%                   6.6%                    6.5%
-----------------------------------------------------------------------------------------------------------------


















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